Exhibit 10.29

FIRST AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made as of February 3rd , 2020 (the “Effective Date”), by and between Micromidas, Inc., a Delaware corporation (the “Company”), and the undersigned Required Noteholders, as such term is defined in the Note Purchase Agreement dated November 8, 2019, by and between the Company and the other parties thereto, as amended (the “NPA”). Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the NPA.

RECITALS

A.    The Company previously approved the issuance and sale of up to $6,000,000 of Notes pursuant to the NPA.

B.    Substantially concurrently herewith, Company plans to enter into that certain Joinder to Note Purchase Agreement, by and among Company, Gary Bechtel, trustee of the Bechtel 2017 Revocable Trust (“Bechtel”), Evan R. Lundin, an individual (“Lundin”) and Wayne Riley, trustee of the Riley 2006 Revocable Trust (“Riley” and together with Bechtel and Lundin, the “Joining Purchasers”), whereby the Joining Purchasers will acquire Notes in an aggregate principal amount not to exceed $180,000.00 (the “Additional Note Amount”).

C.    The Joining Purchasers were unintentionally omitted from the NPA.

D.    Section 10.6 of the NPA provides that the NPA may be amended with the written consent of the Company and the Required Noteholders.

E.    The Company and the undersigned, which constitute the Required Noteholders, desire to amend the NPA to allow the Joining Purchasers to contribute their pro rata share of the First Borrowing (as hereinafter defined).

Now, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Second Borrowing. On November 14, 2019, Company submitted a Notice of Borrowing under the NPA for a borrowing in the principal amount of One Million United States Dollars ($1,000,000.00) (the “First Borrowing”). At the time of Company’s next borrowing under the NPA (the “Second Borrowing”), Company agrees to allow the Joining Purchasers to contribute their pro rata share of the First Borrowing, which pro rata amount is equal to an aggregate amount of Forty Three Thousand Seven Hundred Sixty Three and 68/100 United States Dollars ($43,763.68), and the remainder of the amount requested under the Second Borrowing shall be contributed by all Purchasers, including the Joining Purchasers, pro rata based on each Purchaser’s Loan Commitment as compared to the Total Loan Commitment.

2.    Schedule of Purchasers. In connection with the acquisition of the Additional Note Amount by the Joining Purchasers, the Schedule of Purchasers in the NPA is hereby deleted in its entirety and replaced with the Schedule of Purchasers attached hereto as Exhibit A.

3.    Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

4.    Entire Agreement. The Agreement, as amended by this Amendment, and the other agreements referred to therein, constitute the entire understanding and agreement among the parties with respect to the subject matter thereof and hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth therein and herein. Except as modified by this Amendment, the Agreement shall remain in full force and effect in all respects without any modification.

5.    Governing Law. The provisions of Sections 10.1 of the NPA are hereby incorporated by reference as if fully set forth herein.

6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may also be delivered via facsimile, electronic mail (including, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

MICROMIDAS, INC., a Delaware corporation

By:	/s/ John Bissell
Name:	John Bissell
Title:	President

COLLATERAL AGENT:

PM OPERATING, LTD., a Texas limited partnership,

By:
Name:
Title:

REQUIRED NOTEHOLDERS:

PM OPERATING, LTD., a Texas limited partnership,

By:
Name:
Title:

PEPSICO, INC., a North Carolina corporation,

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

MICROMIDAS, INC., a Delaware corporation

By:
Name:
Title:

COLLATERAL AGENT:

PM OPERATING, LTD., a Texas limited partnership,

By:	/s/ Anne M. Smelling
Name:	Anne M. Smelling
Title:

REQUIRED NOTEHOLDERS:

PM OPERATING, LTD., a Texas limited partnership,

By:	/s/ Anne M. Smelling
Name:	Anne M. Smelling
Title:

PEPSICO, INC., a North Carolina corporation,

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

MICROMIDAS, INC., a Delaware corporation

By:
Name:
Title:

COLLATERAL AGENT:

PM OPERATING, LTD., a Texas limited partnership,

By:
Name:
Title:

REQUIRED NOTEHOLDERS:

PM OPERATING, LTD., a Texas limited partnership,

By:
Name:
Title:

PEPSICO, INC., a North Carolina corporation,

By:	/s/ Christopher A. Saikus
Name:	Christopher A. Saikus
Title:	VP Technology Ventures

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Committed Loan Amount

Alex & Kristin Millar	$100,000

Buff, Amanda Trust Under Deed of Trust Dated January 11, 1997	$30,000

Buff Investments L.P.	$30,000

Buff, Jonathan David Trust Under Deed of Trust Dated January 11, 1997	$25,000

Buff, Jon Charles	$65,000

Istock Family Trust as Amended and Restated in 2016	$100,000

PM Operating Ltd. c/o HM International	$1,500,000

OM Funding I, LLC	$400,000

PepsiCo, Inc.	$1,500,000

Richard Fownes	$88,000

Richard J. Riley Separate Property Trust	$250,000

Todd C. Vanett and Barbara S. Vanett	$25,000

Bechtel 2017 Revocable Trust	$50,000

Evan R. Lundin	$30,000

Riley 2006 Revocable Trust	$100,000